Z_DSLA05AR6_MKT - Class - M2 BE Analysis	Deerfield

Balance	$21,275,000.00	Delay	0
		Dated	9/30/2005
Settle	9/30/2005	First Payment	10/19/2005

WAL	15.43	15.61
Mod Durn 30360	10.35	9.05
Principal Writedown	18,863.19 (0.09%)	40,839.83 (0.19%)
Total Collat Loss (Collat Maturity)	76,403,534.03 (8.26%)	76,497,456.21 (8.27%)

Indices	FWD	FWD + 200
Prepay	100 PricingSpeed	100 PricingSpeed
Default	7.62 CDR	7.53 CDR
Loss Severity	30%	30%
Servicer Advances	100%	100%
Liquidation Lag	12	12
Triggers	Fail	Fail
Optional Redemption	Call (N)	Call (N)